Restructuring	9 Months Ended
Sep. 30, 2011
Restructuring [Abstract]
Restructuring

11. Restructuring

In 2010, in connection with the Separation, the Company announced the relocation of its corporate headquarters from Knoxville, Tennessee to Lisle, Illinois, which was completed during the second quarter of 2011 and resulted in a termination of employees eligible for severance benefits upon such termination. The Company incurred pre-tax restructuring expenditures of $7.3 million in the first nine months of 2011. These charges consist of employee-related costs, primarily related to relocation, and lease terminations and asset write-offs.

The following table presents aggregate restructuring charges related to the relocation:

	Employee- Related Costs	Asset Write-offs	Lease Terminations	Total
	(Dollars in thousands)
Year ended December 31, 2010	$155	$279	$—	$434
Nine months ended September 30, 2011	4,765	605	1,948	7,318

Charges recorded through September 30, 2011	$4,920	$884	$1,948	$7,752

The total amount of restructuring charges, including those recorded as set forth in the table above, are expected to be approximately $8 million for employee-related costs primarily related to relocation and approximately $2 million of lease terminations. Employee-related costs and lease terminations are included in selling, general and administrative expenses. Asset write-offs are included in depreciation expense.

The following table presents accrued restructuring and related activity as of and for the nine months ended September 30, 2011 related to the relocation:

	Employee- Related Costs	Lease Terminations	Total
	(Dollars in thousands)
Balance at December 31, 2010	$155	$—	$155
Charges	4,765	1,948	6,713
Cash payments	4,890	92	4,982

Balance at September 30, 2011	$30	$1,856	$1,886